UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Oak Value Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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IMPORTANT NOTICE

REGARDING YOUR INVESTMENT

OAK VALUE FUND

1450 Raleigh Road, Suite 220, Chapel Hill, NC 27517

August 12, 2010

Dear Shareholder:

The Board of Trustees for Oak Value Fund has sent you a Notice of Meeting to ask for your vote on an important proposal affecting your Fund.  The Meeting is scheduled to be held on August 31, 2010 at the Fund’s offices at 1450 Raleigh Road, Suite 220, Chapel Hill, North Carolina 27517 at 9:00 AM Eastern Time.

Detailed information about the Meeting and the proposal can be found in the proxy statement.  To view the proxy material electronically please log on to www.proxyonline.com by using your control number found on the enclosed proxy card.  To simplify matters we have included another copy of the proxy card for your review and convenience.  Should you have any questions regarding the proposal or to vote your shares, please call 1-877-283-0322.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT VOTED.  PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1.	Vote by Phone. Simply dial toll-free 1 (866) 458-9863. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. eastern time.

2.	Vote via the Internet. You may cast your vote using the Internet by logging onto www.proxyonline.com and enter your control number found on the enclosed proxy card.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

Thank you in advance for your participation.

Reg

Proxy FACT SHEET	IMPORTANT DATES
	Record Date	July 9, 2010
	Meeting Date:	August 31, 2010
Meeting of Shareholders of:	Mail Date:	July 29, 2010
Oak Value Fund
Cusip 67181Q102	Meeting Time	9:00 a.m. Eastern Time
	Location:	Oak Value Trust
1450 Raleigh Road Ste. 220
Chapel Hill, NC 27517

MUTUAL FUND ADVISER	CONTACT INFO
Adviser Name: Oak Value Capital Management, Inc.	Inbound Line:	(877) 283-0322
	Fund’s Number:	(800) 622-2474
	Website:	http://www.oakvaluefund.com

Contents of the proxy package

1. Oak Value Fund Prospectus /Proxy Statement

2. Proxy Card

3. Postage paid return envelope

What am I being asked to vote on?

At the Meeting, all shareholders will be asked to vote on one proposal:

Proposal 1:	Approval of the Agreement and Plan of Reorganization, dated June 23, 2010 between Oak Value Trust, on behalf of Oak Value Fund, and RS Investment Trust, on behalf of RS Capital Appreciation Fund

Why am I being asked to vote on this proposal?

Approval of the merger requires the affirmative vote of the holders of not less than a majority of the shares of Oak Value Fund outstanding and entitled to vote. A vote of shareholders of RS Capital Appreciation Fund is not needed to approve the merger.

What are the reasons for the reorganization?

RS Investment Management Co. LLC, the investment adviser of RS Capital Appreciation Fund, has agreed to acquire the investment advisory business of Oak Value Fund’s investment adviser, Oak Value Capital Management, Inc.  As part of the combination of the two firms, it is proposed that Oak Value Fund become part of the RS family of mutual funds.

In this regard, the Board of Trustees of Oak Value Fund has approved the proposal to merge the Fund into the RS Capital Appreciation Fund, which is a newly organized Fund.

Who will be the investment adviser for RS Capital Appreciation Fund?

It is proposed that RS Investments will be the investment adviser for RS Capital Appreciation Fund, however the current Oak Value Fund portfolio management team will continue to have day-to-day responsibility for managing the new RS Capital Appreciation Fund.

How many shares will I receive of the RS Capital Appreciation Fund?

Oak Value Fund shareholders will receive Class A shares of RS Capital Appreciation Fund with a net asset value equal to the net asset value of the Oak Value Fund shares you currently own.

How will the reorganization benefit Oak Value Fund shareholders?

Oak Value Fund’s portfolio management team will have the support of an even stronger and more diverse investment management firm.  If approved, the current Oak Value Fund shareholders will have access to more investment options within the RS fund family and will have complete online account services and access to a customer service team that has won the Dalbar Service Award six years running. If approved, the reorganization also would result in lower costs for shareholders via reduced Fund management fees and a reduced net expense ratio.

If approved, when will the reorganization occur and what will change?

If approved by shareholders, the reorganization is expected to occur on or about September 7, 2010.

How do the expenses of RS Capital Appreciation Fund compare to those of Oak Value Fund?

The Class A shares of RS Capital Appreciation Fund, unlike Oak Value Fund, has an annual distribution fee of 0.25%. Nonetheless, the net and gross expense ratios of Class A shares of RS Capital Appreciation Fund are expected to be lower than the expense ratio of Oak Value Fund. In addition, RS Investments has agreed to cap the expense ratio of the Class A shares of RS Capital Appreciation Fund for at least 12 months after the closing date of the reorganization at 1.25%.

How does the performance of RS Capital Appreciation Fund compare to the performance of Oak Value Fund?

Since RS Capital Appreciation Fund is a newly formed series of RS Investment Trust, it does not have a performance history.   Once the merger is completed, RS Capital Appreciation Fund will take on the performance history of  Oak Value Fund.

Will I have to pay any sales fees in connection with the reorganization?

No. Shareholders will not be charged any fees for the reorganization. RS Investment Management Co. LLC has agreed to pay all reasonable out of pocket costs and expenses in connection with the reorganization.

What are the U.S. federal income tax consequences of the Reorganization?

The reorganization is expected to be tax-free for U.S. federal income tax purposes. Neither Oak Value Fund nor shareholders of Oak Value Fund are expected to recognize a gain or loss directly as a result of the reorganization.  Oak Value Fund may make one or more distributions to shareholders prior to the closing of the reorganization. Any such distribution generally will be taxable to shareholders as ordinary income or capital gain.  Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the reorganization.

BOARD RECOMMENDATION:

The Board of Trustees of Oak Value Trust recommends that shareholders of Oak Value Fund approve the Agreement and Plan of Reorganization.

VOTING METHODS

Registered Shareholders (REG at the beginning of account number)

By Telephone:	877-283-0322 a representative can assist with voting

By Touchtone:	866-458-9863 and follow the simple instructions

By Internet:	Go to www.proxyonline.com and follow the instructions found on the website.

Beneficial Shareholders (NOBO at the beginning of account number)

By Touchtone:	800-690-6903 and follow the simple instructions

By Internet:	Go to www.proxyvote.com and follow the simple instructions found on the website.

PROXY CARD
OAK VALUE FUND

PROXY FOR THE MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 31, 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 31, 2010.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.  The  undersigned,  revoking  any  previously  executed  proxies,  hereby  appoints Larry D. Coats, Jr. and Margaret C. Landis as  proxies,  each  with  full  power of  substitution,  and  hereby  authorizes  each  of  them  singly  to  represent  and  to  vote  all  shares  of  Oak  Value  Fund  held on  July 9,  2010  on  the  proposal  specified  on  the  reverse  side  and  upon  any  other  business  that  may  properly come  before  the  Meeting  of  Shareholders  to  be  held at  Oak Value Trust, 1450 Raleigh Road, Suite 220, Chapel Hill, North Carolina 27515  on  August  31,  2010  at  9  a.m.  Eastern Daylight time and  at  any  adjournments  thereof.  Receipt  of  the  Notice  of  the  Meeting  and  accompanying  Prospectus/Proxy  Statement  which  describes  the  matters  to  be  considered  and  voted  on  is  hereby  acknowledged.

This proxy when properly executed will be voted in the manner directed on the reverse side by the undersigned shareholder. If no direction is made, this proxy will be voted in favor of the proposal.

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

SAMPLE CARD

Signature	Date

Signature (s)	Date

Title if a corporation, partnership or other entity

  FOLD HERE  - PLEASE DO NOT TEAR

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

Control Number: 11111111111111

2. Touchtone Phone:	Simply dial toll-free 1-866-458-9863 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

You may obtain a copy of the related proxy statement, the accompanying Notice of Meeting of Shareholders and this proxy card without charge by visiting www.proxyonline.com. You will need your control number to log in. You may obtain a copy of Oak Value Fund’s most recent reports to shareholders without charge by writing to Oak Value Trust, 1450 Raleigh Road, Suite 220, Chapel Hill, North Carolina 27517, by calling 1-800-622-2474, by e-mailing info@oakvalue.com, or by downloading it from www.oakvaluefund.com.

TAGID: “TAG ID”	CUSIP: “CUSIP”

PROXY CARD

OAK VALUE FUND

PROXY FOR THE MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 31, 2010

This proxy will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and applicable federal securities laws.  The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the law of the Commonwealth of Massachusetts and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted in favor of the proposal.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

PROPOSAL:

1.

Approval of the Agreement and Plan of Reorganization between Oak Value Trust, on behalf of Oak Value Fund, and RS Investment Trust, on behalf of RS Capital Appreciation Fund, providing for the transfer of all of the assets of Oak Value Fund to RS Capital Appreciation Fund in exchange for Class A shares of RS Capital Appreciation Fund and the assumption by RS Capital Appreciation Fund of all of the liabilities of Oak Value Fund, and the distribution of such shares to the shareholders of Oak Value Fund in complete liquidation of Oak Value Fund, all as described in the attached Prospectus/Proxy Statement.

FOR	AGAINST	ABSTAIN

☐	☐	☐

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

“Scanner Bar Code”

TAG ID:	CUSIP: